UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2023

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       On October 13, 2023, Texas Pacific Land Corporation (the “Company”) entered into amended and restated employment agreements between the Company and each of Tyler Glover, the Company’s Chief Executive Officer, Chris Steddum, the Company’s Chief Financial Officer, and Micheal W. Dobbs, the Company’s Senior Vice President, General Counsel and Secretary (the “2023 Glover Amendment”, the “2023 Steddum Amendment” and the “2023 Dobbs Amendment”), respectively, and, collectively, the “2023 Amendments”). The 2023 Amendments provide for (i) enhanced benefits on a severance of employment in connection with a change in control, (ii) an expanded definition of change in control, (iii) certain changes to clarify and make more objectively determinable the definition of termination for Cause and to expand the definition of resignation for Good Reason, (iv) mutual nondisparagement provisions between the Company, members of the Board of Directors, and the employee, (v) indemnification by the Company for expenses incurred by the employee to enforce rights under the agreement, and (vi) an extension of the term of the agreement through December 31, 2026.

The foregoing description of the 2023 Glover Amendment, the 2023 Steddum Amendment, and the 2023 Dobbs Amendment are qualified by the full text of each such amendment, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Tyler Glover, dated October 13, 2023.

10.2	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Chris Steddum, dated October 13, 2023.

10.3	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Micheal W. Dobbs, dated October 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: October 13, 2023	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP, General Counsel and Secretary

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